Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Luby’s, Inc. on Form 10-Q for the fiscal quarter ended February 9, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, K. Scott Gray, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2011	By:	/s/ K. Scott Gray
K. Scott Gray
Senior Vice President, Chief Financial Officer and Principal Accounting Officer